Pagaya Reports Second Quarter 2026 Results & Raises Full-Year Net Income Guidance Reported record performance across key metrics • $45 million GAAP net income; up $29 million YoY • $124 million Adjusted EBITDA; up 43% YoY • $387 million Total revenue and other income; up 19% YoY • $3.5 billion Network volume; up 33% YoY New York, NY and Tel Aviv, Israel – July 30, 2026 – Pagaya Technologies Ltd. (NASDAQ: PGY) (“Pagaya”, the “Company” or “we”), a global technology company delivering AI-driven product solutions for the financial ecosystem, today announced financial results for the second quarter 2026. For additional information, view Pagaya’s second quarter 2026 letter to shareholders here. “Our record quarter reflects a flywheel that is clearly working: partners are sending more volume, adopting more products, and our network effects compound with every relationship we add,” said Gal Krubiner, CEO and Co- Founder. Second Quarter 2026 Highlights All comparisons are made versus the same period in 2025 and on a year-over-year basis unless otherwise stated. • Record GAAP net income attributable to Pagaya shareholders of $45 million in 2Q’26 (compared to the outlook of $25 million - $45 million), improved by $29 million compared to the prior year period, reflecting revenue growth and lower expenses. • Record operating income of $106 million in 2Q’26 increased 87% year-over-year driven by network volume growth and stable operating expenses. • Record network volume of $3.5 billion in 2Q’26 (compared to the outlook of $2.875 billion to $3.075 billion), grew by 33% year-over-year, driven by growth in our Auto vertical, while maintaining our focus on prudent underwriting. • Record total revenue and other income of $387 million in 2Q’26 (compared to the outlook of $345 - $365 million), increased 19% year-over-year, driven by growth in fee revenue and interest income. • Record revenue from fees less production costs (“FRLPC”) of $147 million in 2Q’26, increased 16% year-over-year. FRLPC as a % of network volume (“FRLPC %”) contracted by 61 basis points year-over- year to 4.2%, driven by asset class mix, new partner and product contributions, and tighter pricing on our ABS transactions reflecting higher cost of capital in light of market conditions. • Record adjusted EBITDA of $124 million in 2Q’26 (compared to the outlook of $100 million to $115 million), grew by 43% year-over-year benefiting from growth in FRLPC and operating leverage as the business scales. • Record ABS funding of $3.7 billion across 6 transactions with the last three deals upsized alongside an additional Auto Forward Flow agreement, highlighting the demand for our assets across the platform. • Record annualized Auto vertical network volumes of $4.8 billion, as we continue moving further up our partners’ lending funnels, augmenting them into full spectrum lenders. • Received a revised corporate rating outlook to Positive from Fitch, reflecting past improvement in profitability, leverage, and interest coverage. 1

Third Quarter 2026 Outlook 3Q26 Network Volume Expected to be between $3.425 billion and $3.625 billion Total Revenue and Other Income Expected to be between $370 million and $390 million Adjusted EBITDA Expected to be between $120 million and $130 million GAAP Net Income Expected to be between $42 million and $52 million Full-Year 2026 Outlook FY26 Network Volume Expected to be between $12.5 billion and $13.25 billion Total Revenue and Other Income Expected to be between $1.425 billion and $1.525 billion Adjusted EBITDA Expected to be between $460 million and $490 million GAAP Net Income Expected to be between $155 million and $180 million Webcast The Company will hold a webcast and conference call today, July 30, 2026 at 8:30 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Company’s website at investor.pagaya.com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Company’s website. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website. The conference call can also be accessed by dialing 1-877-407-9208 or 1-201-493-6784. The telephone replay can be accessed by dialing 1-844-512-2921 or 1-412-317-6671 and providing the conference ID# 13761442. The telephone replay will be available starting shortly after the call until Thursday, August 13, 2026. A replay will also be available on the Investor Relations website following the call. About Pagaya Technologies Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide. By using machine learning, a vast data network and a sophisticated AI-driven approach, Pagaya provides comprehensive consumer credit and other products for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: our strategy, business model, value proposition, unique advantage, proprietary technology, and future products and operations; growth expectations and the scalability of our model; our growth flywheel, our growth playbook, growing earnings power, and the strength and stability of our business; our partner engine and B2B embedded platform; scaling our partnerships, moving up our partners’ lending funnels, our partner pipeline and onboarding queue, and our expectations for partner onboarding in 2H 2026; the quality of application flow from our partners; contributions to fee revenue from different partners and products; 2 expectations for fee revenue from newer partners and products; the size and scale of different products; our auto strategy, product momentum in auto, and the auto flywheel; our funding strategy, demand for our assets, ABS pricing and performance expectations for our investments; optimizing our balance sheet and our ability to leverage our investments for additional liquidity; our prudent risk management; our consumer data moat; the cost of capital for the remainder of 2026; and the Company’s financial outlook for Network Volume, Total Revenue and Other Income, Adjusted EBITDA, and GAAP Net Income in the third quarter and for the full year 2026, and for FRLPC as a % of Network Volume for the full year 2026. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: our rapid growth and our ability to effectively manage our growth and maintain profitability; adverse global economic conditions and other catastrophic events; adverse developments impacting the banking and financial services industries, consumer credit activity, and the availability of equity and debt financing; our reliance on services provided by third-party vendors; our dependence on our AI technology; our reliance on a limited number of partners which presents concentration risk for Network Volume and Revenue; retaining and attracting new partners by improving our platform and offering new and relevant products; our ability to raise capital from investors; developing and maintaining robust and diverse funding sources; the competitive nature of our industry; changes to our accounting policies or financial reporting standards; maintaining our brand image and reputation; managing risks related to fraudulent activity; our reliance on key employees including our founders; effectively managing conflicts of interest related to our financing vehicles; legal proceedings, investigations, or claims; maintaining adequate insurance coverage; the effectiveness of our risk management processes; realizing the intended benefits of any strategic transactions; the regulation of AI technologies by the FTC, CFPB, and other governmental agencies; enforcing our intellectual property rights; our use of open-source software components; our ability to continue receiving accurate data from our partners; cyberattacks and other security breaches; risks related to our single-family rental operations including volatility in the single-family rental market, lease renewal and default rates, HOA regulations, the accuracy of resident-supplied information, leasing fraud, renovation and maintenance costs, and regulations impacting the single-family rental business; our compliance with laws related to consumer protection, consumer finance, lending, fair lending, data protection and privacy, cybersecurity, and investment advisory services, and maintaining required licenses to operate; heightened regulation of the financial services industry; the risks that we are deemed to be an investment company or that we cannot rely on exemptions under various laws to conduct the funding component of our business; our ability to continue accessing the securitization market; our compliance with anti-corruption, anti-bribery, anti-money laundering, economic and trade sanctions and similar laws; the risk that we would be deemed the true lender for loans originated by our partners; the enforceability of assets we acquire from our partners; risks related to ongoing conflicts including between Russia and Ukraine and Israel, the United States, and Iran; risks related to our operations in Israel including regional hostilities and our employees’ required military service; risks related to being a public company including limited management experience and increased costs; covenants in our indebtedness arrangements that could limit our ability to operate our business; changes in tax laws and the outcome of potential tax audits; and other risks that are described in the Company’s Annual Report on Form 10-K filed on March 2, 2026, as amended on April 30, 2026 and June 1, 2026, and our subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company’s views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this press release, our shareholder letter and Form 8-K, such as Fee Revenue Less Production Costs (“FRLPC”), FRLPC as a % of Network Volume, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Core Operating Expenses and Core Operating Expenses as a % of FRLPC, have not been prepared in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). To supplement the unaudited consolidated financial statements prepared and presented in 3 accordance with U.S. GAAP, management uses the non-GAAP financial measures FRLPC, FRLPC as a % of Network Volume, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Core Operating Expenses, and Core Operating Expenses as a % of FRLPC to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non-GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income and Adjusted EBITDA to net income attributable to Pagaya Technologies Ltd., a reconciliation of FRLPC to operating income, and a reconciliation of Core Operating Expenses to operating expenses, and calculations of Adjusted EBITDA Margin, FRLPC as a % of Network Volume and Core Operating Expenses as a % of FRLPC. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view the non-GAAP financial measures in conjunction with the respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPC”) is defined as operating income plus technology, data and product development, sales and marketing, and general and administrative costs, and less interest income and net investment income (loss). FRLPC as a % of Network Volume is defined as FRLPC divided by network volume. Adjusted Net Income is defined as net income attributable to Pagaya Technologies Ltd. excluding share-based compensation expense, change in fair value of contingent liability, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, and non-recurring expenses associated with mergers and acquisitions and other one-time expenses. Adjusted EBITDA is defined as net income attributable to Pagaya Technologies Ltd. excluding share-based compensation expense, change in fair value of contingent liability, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions and other one-time expenses, interest expense, income tax expense (benefit), and depreciation and amortization. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Total Revenue and Other Income. Core Operating Expenses is defined as operating expenses less share-based compensation, depreciation and amortization, whole loan losses, transaction-related expenses, restructuring expenses and non-recurring expenses associated with mergers and acquisitions and other one-time expenses. Core Operating Expenses as a % of FRLPC is defined as Core Operating Expenses divided by FRLPC. The foregoing items are excluded from our FRLPC, FRLPC as a % of Network Volume, Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin, Core Operating Expenses, and Core Operating Expenses as a % of FRLPC measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe these non-GAAP measures provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included these non-GAAP measures because these are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to 4 financial information presented in accordance with U.S. GAAP and may be different from similarly titled non- GAAP financial measures used by other companies. The tables below provide reconciliations of these non-GAAP measures to the most directly comparable U.S. GAAP measures. In addition, Pagaya provides an outlook for the third quarter and full year 2026 on a non-GAAP basis. The Company cannot reconcile its expected Adjusted EBITDA to expected net income attributable to Pagaya Technologies Ltd. or its expected FRLPC as a % of Network Volume to expected operating income without unreasonable effort because certain items that impact net income attributable to Pagaya Technologies Ltd., operating income, and other reconciling items are out of the Company’s control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s U.S. GAAP financial results. Investors & Analysts Craig Smyth Investor Relations IR@pagaya.com Media & Press Emily Scheer Public Relations Press@pagaya.com 5

PAGAYA TECHNOLOGIES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Revenue				
Revenue from fees	$ 365,639	$ 317,714	$ 664,630	$ 600,418
Other Income				
Interest income	22,205	10,739	39,871	18,415
Investment (loss) income, net	(802)	(2,055)	485	(2,446)
Total Revenue and Other Income	387,042	326,398	704,986	616,387
Production costs	218,715	191,465	396,276	358,548
Technology, data and product development (1)	17,348	18,455	33,288	37,899
Sales and marketing (1)	10,087	19,660	21,219	29,254
General and administrative (1)	35,093	40,349	68,399	86,532
Total Costs and Operating Expenses	281,243	269,929	519,182	512,233
Operating Income	105,799	56,469	185,804	104,154
Gains and (losses) on investments in loans and securities (2)	(42,318)	(14,251)	(80,314)	(43,275)
Other expense, net (2)	(22,972)	(20,181)	(38,438)	(38,890)
Gains and (losses) from extinguishment of debt (2)	737	(496)	1,504	(496)
Income Before Income Taxes	41,246	21,541	68,556	21,493
Income tax (benefit) expense	(1,088)	4,978	2,061	2,438
Net Income Including Noncontrolling Interests	42,334	16,563	66,495	19,055
Less: Net loss attributable to noncontrolling interests	(2,939)	(92)	(3,472)	(5,493)
Net Income Attributable to Pagaya Technologies Ltd.	$ 45,273	$ 16,655	$ 69,967	$ 24,548
Earnings per share attributable to Pagaya Technologies Ltd.'s ordinary shareholders:				
Basic	$ 0.53	$ 0.20	$ 0.82	$ 0.30
Diluted	$ 0.49	$ 0.20	$ 0.77	$ 0.29
Non-GAAP adjusted net income (3)	$ 100,992	$ 50,624	$ 168,488	$ 103,813
Non-GAAP adjusted net income per share:				
Basic	$ 1.21	$ 0.66	$ 2.03	$ 1.36
Diluted	$ 1.07	$ 0.64	$ 1.80	$ 1.33
Weighted average shares outstanding:				
Basic	83,184,935	76,873,529	82,926,257	76,347,801
Diluted	97,247,579	79,667,635	96,963,421	78,301,110

(1) The following table sets forth share-based compensation for the periods indicated below:

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Technology, data and product development	$ 1,061	$ 1,326	$ 2,255	$ 2,423
Sales and marketing	1,584	8,731	3,115	13,511
General and administrative	5,924	8,171	10,395	15,466
Total	$ 8,569	$ 18,228	$ 15,765	$ 31,400

(2) Prior period amounts have been reclassified to conform to the current period's presentation.
(3) See "Reconciliation of Non-GAAP Financial Measures."

6

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands) June 30, December 31, 2026 2025 Assets Cash and cash equivalents $ 249,257 $ 235,329 Restricted cash and cash equivalents 55,166 53,020 Fee receivables 190,470 153,250 Investments in loans and securities at fair value 1,040,118 945,269 Equity method and other investments 11,303 13,518 Right-of-use assets 27,324 30,578 Property, equipment and software, net 32,657 30,221 Goodwill 22,903 22,903 Intangible assets, net 4,801 7,661 Other assets 59,108 54,165 Total Assets $ 1,693,107 $ 1,545,914 Liabilities and Equity Liabilities: Accounts payable $ 4,053 $ 3,931 Accrued expenses and other liabilities 80,136 74,635 Operating lease liabilities 32,413 34,212 Income taxes payable and other tax liabilities 21,913 18,687 Warrant liability 775 4,723 Secured borrowing 252,995 193,892 Exchangeable notes 150,070 148,782 Long-term debt 471,866 481,598 Total Liabilities 1,014,221 960,460 Redeemable convertible preferred shares 30,103 30,103 Shareholders' equity: Ordinary shares — — Additional paid-in capital 1,408,832 1,390,990 Accumulated other comprehensive loss (21,992) (48,319) Accumulated deficit (792,687) (862,654) Total Pagaya Technologies Ltd. shareholders’ equity 594,153 480,017 Noncontrolling interests 54,630 75,334 Total Equity 648,783 555,351 Total Liabilities, Redeemable Convertible Preferred Shares, and Equity $ 1,693,107 $ 1,545,914 7

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Six Months Ended June 30, 2026 2025 Cash flows from operating activities Net income including noncontrolling interests $ 66,495 $ 19,055 Adjustments to reconcile net income to net cash used in operating activities: Equity method and other investments (income) loss (485) 2,446 Depreciation and amortization 7,777 15,315 Share-based compensation 15,765 31,400 Fair value adjustment to warrant liability (3,948) 1,578 (Gains) and losses on investments in loans and securities (1) 80,314 45,915 Amortization of deferred costs (1) 11,619 5,347 (Gains) and losses from extinguishment of debt (1) (1,504) 496 Write-off of capitalized software and other assets (1) 7,447 1,924 Losses on foreign exchange 157 1,311 Change in operating assets and liabilities: Fee receivables (1) (41,076) (22,356) Accrued interest on investments (25,194) (15,246) Right-of-use assets 3,254 3,035 Other assets (1) (8,245) 7,928 Accounts payable 770 2,108 Accrued expenses and other liabilities 5,210 (5,842) Operating lease liability (3,739) (3,001) Income taxes 3,270 364 Net cash provided by operating activities 117,887 91,777 Cash flows from investing activities Proceeds from the maturity and prepayment of investments in loans and securities (1) 345,703 97,963 Proceeds from the sales of investments in loans and securities (1) 19,394 31,387 Proceeds from equity method and other investments 2,700 — Acquisition of Theorem Technology, Inc., net of cash acquired — 159 Purchases of investments in loans and securities (496,019) (274,125) Purchases of property, equipment and software (6,625) (7,576) Net cash used in investing activities (134,847) (152,192) Cash flows from financing activities Proceeds from secured borrowing 185,230 244,894 Proceeds from revolving credit facility 114,700 — Proceeds from exercise of stock options, warrants and contributions to ESPP 902 3,977 Distributions made to noncontrolling interests (18,213) (8,420) Payments made to revolving credit facility (114,700) — Payments made to secured borrowing (127,489) (156,924) Payments made to long-term debt (9,461) (8,875) Net cash provided by financing activities 30,969 74,652 Effect of exchange rate changes on cash and cash equivalents, and restricted cash and cash equivalents 2,065 1,279 Net increase in cash and cash equivalents, and restricted cash and cash equivalents 16,074 15,516 Cash and cash equivalents, and restricted cash and cash equivalents, beginning of period 288,349 226,518 Cash and cash equivalents, and restricted cash and cash equivalents, end of period $ 304,423 $ 242,034 (1) Prior period amounts have been reclassified to conform to the current period’s presentation. 8

PAGAYA TECHNOLOGIES LTD. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) ($ in thousands, unless otherwise noted) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net Income Attributable to Pagaya Technologies Ltd. $ 45,273 $ 16,655 $ 69,967 $ 24,548 Adjusted to exclude the following: Share-based compensation 8,569 18,228 15,765 31,400 Fair value adjustment to contingent liability — (2,205) — (5,389) Fair value adjustment to warrant liability 214 479 (3,948) 1,578 Impairment loss on certain investments, net 37,972 14,795 74,348 42,598 Write-off of capitalized software and other assets 5,581 216 7,447 1,924 Restructuring expenses — 263 — 1,225 Transaction-related expenses — 9 — 23 Non-recurring expenses 3,383 2,184 4,909 5,906 Adjusted Net Income $ 100,992 $ 50,624 $ 168,488 $ 103,813 Adjusted to exclude the following: Interest expenses 19,701 23,088 39,360 44,300 Income tax (benefit) expense (1,088) 4,978 2,061 2,438 Depreciation and amortization 3,915 7,593 7,777 15,315 Adjusted EBITDA $ 123,520 $ 86,283 $ 217,686 $ 165,866 Adjusted EBITDA Margin % 32% 26% 31% 27 % Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Operating Income $ 105,799 $ 56,469 $ 185,804 $ 104,154 Add: Technology, data and product development 17,348 18,455 33,288 37,899 Add: Sales and marketing 10,087 19,660 21,219 29,254 Add: General and administrative 35,093 40,349 68,399 86,532 Less: Interest income 22,205 10,739 39,871 18,415 Less: Investment (loss) income, net (802) (2,055) 485 (2,446) Fee Revenue Less Production Costs (FRLPC) $ 146,924 $ 126,249 $ 268,354 $ 241,870 Network Volume (in millions) 3,535 2,648 6,159 5,048 Fee Revenue Less Production Costs % (FRLPC %) 4.2% 4.8% 4.4% 4.8% 9

Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Operating expenses $ 62,528 $ 78,464 $ 122,906 $ 153,685 Adjusted to exclude the following: Share-based compensation 8,569 18,228 15,765 31,400 Depreciation and amortization 3,915 7,593 7,777 15,315 Whole loan losses — 2,410 — 8,030 Write-off of capitalized software 338 — 447 — Transaction-related expenses — 9 — 23 Restructuring expenses — 263 — 1,225 Non-recurring expenses 4,119 1,236 6,413 4,958 Core operating expenses $ 45,587 $ 48,725 $ 92,504 $ 92,734 Core operating expenses as a % of FRLPC 31% 39% 34% 38% 10